Brandon J. Cage
Assistant Vice President, Counsel
Law Department
(949) 219-3943 Telephone
(949) 219-6952 Facsimile
Brandon.Cage@PacificLife.com
February 9, 2009
Attention: EDGAR Filing Desk
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549-0506

Re:	Registration Statement for Pacific Voyages Individual Flexible Premium Deferred
Variable Annuity (File No. 333-136597) funded by Separate Account A (File Number
811-08946) of Pacific Life Insurance Company Request for Selective Review
Dear Sir or Madam:
On behalf of Pacific Life Insurance Company (“Pacific Life”) and Separate Account A (“Separate Account”) of Pacific Life, attached for electronic filing under the Securities Act of 1933 (“1933 Act”) is Post-Effective Amendment No. 12, with exhibits, on Form N-4. This Post-Effective Amendment relates to an individual flexible premium deferred variable annuity contract designated as the Pacific Voyages Individual Flexible Premium Deferred Variable Annuity Contract (“Pacific Voyages” or “Contract”), which is funded by the Separate Account.
Pacific Life is requesting selective review of this filing pursuant to “Revised Procedures for Processing Registration Statements, Post-Effective Amendments and Preliminary Proxy Materials Filed by Registered Investment Companies, Investment Co. Act Rel. No. 13768 (Feb. 15, 1984).” This Post-Effective Amendment contains disclosure for a new version of existing optional benefit riders (“New Disclosure”) called the CoreProtect Advantage Rider (based on the “Guaranteed Protection Advantage 3 Rider”) and CoreIncome Advantage Rider (based on the “Flexible Lifetime Income Plus (Single) Rider”). In addition, there are price increases for certain existing optional benefit riders.
The staff previously reviewed the existing disclosure contained in this Post-Effective Amendment No. 12, in connection with its review of Post-Effective Amendment No. 10 of Pacific Voyages for Pacific Life (File No. 333-136597) filed on September 11, 2008 and Post-Effective Amendment Nos. 1 and 2 of Pacific Explorer for Pacific Life (File No. 333-141135) filed on October 25, 2007 and December 12, 2007, respectively (hereinafter collectively referred to as “Prior Filings”). The New Disclosure is substantially similar to the disclosure contained in the Prior Filings. By copy of this letter, we are sending a hard copy of the New Disclosure marked to show where disclosure differs materially from that in the Prior Filings.
The New Disclosure differs materially from the Prior Filings as follows:
1.	CoreProtect Advantage Rider
a.	The Step-Up feature was removed and the protected amount is now 80% of the first year’s purchase payments.

b.	The annual charge for the rider is deducted on a quarterly basis.
2.	CoreIncome Advantage Rider
a.	The annual credit feature was removed and the amount that may be withdrawn under the rider per year is fixed at 4% as opposed to an “age-banded” percentage that ranged from 5% to 6% depending on age.

b.	The annual charge for the rider is deducted on a quarterly basis.

Securities and Exchange Commission
February 9, 2009

Pursuant to policies described in Release No. IC-13768, we believe that selective review is appropriate. We look forward to your response and comments. If you have any questions, please call me at (949) 219-3943.
Sincerely,
/s/ BRANDON J. CAGE
Brandon J. Cage